UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2021

RMG Acquisition Corporation II

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39776	98-1550286
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

57 Ocean, Suite 403 5775 Collins Avenue Miami Beach, Florida		33140
(Address of Principal Executive Offices)		(Zip Code)

(786) 584-8352

(Registrant’s telephone number, including area code) (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary shares and one-third of one redeemable warrant	RMGBU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	RMGB	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A ordinary shares at an exercise price of $11.50	RMGBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

RMG Acquisition Corporation II (“RMG II”) is filing this Amendment No. 1 on Form 8-K/A (the “Amended Filing”) to its Form 8-K filed on August 16, 2021 (the “Original Report”) solely to correct certain typos set forth in the Original Report. These typos are the number of holders of RMG II’s ordinary shares and the percentage of ordinary shares represented at the Extraordinary General Meeting and the number of abstentions for the Approval of the Amended and Restated Memorandum and Articles of Association Proposal. This Amended Report does not otherwise change or update the disclosures or exhibits set forth in the Original Report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Extraordinary General Meeting of the shareholders of RMG Acquisition Corporation II (“RMG II”) held on August 16, 2021 (the “Extraordinary General Meeting”), 34,429,346 holders of RMG II’s ordinary shares, which represented 79.83%% of the ordinary shares outstanding and entitled to vote as of the record date of July 20, 2021, were represented in person or by proxy. The final voting results for each matter submitted to a vote of the RMG II shareholders at the Extraordinary General Meeting are set forth below:

Approval of the Business Combination Proposal

RMG II’s shareholders approved by ordinary resolution the Business Combination Agreement, dated as of February 24, 2021 and amended on May 17, 2021 (the “Business Combination Agreement”) by and among RMG II, ReNew Power Private Limited, a company with limited liability incorporated under the laws of India (“ReNew India”), Philip Kassin, solely in the capacity as the representative for the shareholders of RMG II, ReNew Energy Global plc, a public limited company registered in England and Wales with registered number 13220321 (“ReNew Global”), ReNew India Power Global Merger Sub, a Cayman Islands exempted company (“Merger Sub”) and certain major shareholders of ReNew India, pursuant to which several transactions will occur, and in connection therewith, ReNew Global will be the ultimate parent company of ReNew India and RMG II (the “Business Combination”) and RMG II’s entry into the Business Combination Agreement and transactions contemplated thereby (the “Transactions”) (the “Business Combination Proposal”). The voting results with respect to the Business Combination Proposal were as follows:

Votes For	Votes Against	Abstentions
30,284,460	4,098,201	46,685

Approval of the Merger Proposal

RMG II’s shareholders approved by special resolution that (i) RMG II be authorized to merge with Merger Sub with RMG II surviving, and all the undertakings, property and liabilities of Merger Sub vest in RMG II by virtue of the Merger, (ii) the Plan of Merger, dated August 20, 2021, (the “Plan of Merger”) be authorized, approved and confirmed in all respects and RMG II be authorized to enter into the Plan of Merger, (iii) the Plan of Merger be executed by any director of RMG II for and on behalf of RMG II and any director of RMG II or Maples and Calder (Cayman) LLP, on behalf of Maples Corporate Services Limited, be authorized to submit the Plan of Merger, together with any supporting documentation, for registration to the Registrar of Companies of the Cayman Islands, and (iv) all actions taken and any documents or agreements executed, signed or delivered prior to or after the date hereof by any director or officer of RMG II in connection with the Transactions (the “Merger Proposal”). The voting results with respect to the Merger Proposal were as follows:

Votes For	Votes Against	Abstentions
30,909,924	3,472,338	47,084

Approval of the Amended and Restated Memorandum and Articles of Association Proposal

RMG II’s shareholders approved by special resolution that i) the authorized share capital of RMG II be changed as follows: from $55,500 divided into 500,000,000 Class A ordinary shares of a par value of $0.0001 each, 50,000,000 Class B ordinary shares of a par value of $0.0001 each and 5,000,000 preference shares of a par value of $0.0001 each to $50,000 divided into 500,000,000 shares of a par value of $0.0001 each by the re-designation of the 500,000,000 Class A ordinary shares of a par value of $0.0001 each into 500,000,000 ordinary shares of a par value of $0.0001 each, the cancellation of the 50,000,000 Class B ordinary shares of a par value of $0.0001 each and the cancellation of 5,000,000 preference shares of a par value of $0.0001 each and ii) the Amended and Restated Memorandum and Articles of Association of RMG II currently in effect be amended and restated by the deletion in their entirety and the substitution in their place of the Amended and Restated Memorandum and Articles of Association annexed to the definitive proxy statement of RMG II (the “Amended and Restated Memorandum and Articles of Association Proposal”). The voting results with respect to the Amended and Restated Memorandum and Articles of Association Proposal were as follows:

Votes For	Votes Against	Abstentions
30,231,392	4,117,506	80,448

Approval of the Adjournment Proposal

RMG II’s shareholders approved by ordinary resolution the adjournment of the Extraordinary General Meeting to a later date or dates be approved, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the Extraordinary General Meeting (the “Adjournment Proposal”). The voting results with respect to the Adjournment Proposal were as follows:

Votes For	Votes Against	Abstentions
29,329,047	5,019,389	80,910

Though not guaranteed, RMG II expects to close the Business Combination on August 23, 2021, subject to the satisfaction of customary closing conditions, and for the ReNew Global Class A ordinary shares and warrants to begin publicly trading on The Nasdaq Global Select Market under the new symbols “RNW” and “RNWWW”, respectively, on August 24, 2021.

Item 7.01	Regulation FD Disclosure.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Aspirational under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This report will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1. On August 16, 2021, RMG II issued a press release announcing the results of the Extraordinary General Meeting and related matters.

A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

Item 8.01	Other Events.

In connection with the Business Combination Proposal, RMG II’s shareholders elected to redeem an aggregate of 23,613,034 Class A ordinary shares of RMG II.

Item 9.01	Financial Statements and Exhibits.

Exhibits:

Exhibit No.	Description

99.1	Press Release, dated August 16, 2021

Important Information and Where to Find It

This document relates to a proposed transaction between ReNew Power Private Limited (“ReNew Power”) and RMG II. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. ReNew Energy Global plc (“ReNew Global”) filed a registration statement on Form F-4 on May 17, 2021 that includes a proxy statement of RMG II and a prospectus of ReNew Global. The proxy statement/prospectus will be sent to all RMG II shareholders. RMG II also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of RMG II are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by ReNew Global and RMG II through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by RMG II may be obtained free of charge from RMG II’s website at www.rmgacquisition.com or by written request to RMG II at RMG Acquisition Corporation II, 50 West Street, Suite 40C, New York, New York 10006.

Participants in the Solicitation

RMG II, ReNew Global and ReNew and their respective directors and officers may be deemed to be participants in the solicitation of proxies from RMG II’s shareholders in connection with the proposed transaction. Information about RMG II’s directors and executive officers and their ownership of RMG II’s securities is set forth in RMG II’s filings with the SEC, including RMG II’s amendment no. 2 to its Annual Report on Form 10-K/A, which was filed with the SEC on May 11, 2021. To the extent that holdings of RMG II’s securities have changed since the amounts printed in RMG II’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between ReNew, ReNew Global and RMG II, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by ReNew and the markets in which it operates, and ReNew’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of RMG II’s securities, (ii) the risk that the transaction may not be completed by RMG II’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by RMG II, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the shareholders of RMG II, the satisfaction of the minimum trust account amount following redemptions by RMG II’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vi) the effect of the announcement or pendency of the transaction on ReNew’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of ReNew or diverts management’s attention from ReNew’s ongoing business operations and potential difficulties in ReNew employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against ReNew, RMG II or their respective directors or officers related to the agreement and plan of merger or the proposed transaction, (ix) the amount of the costs, fees, expenses and other charges related to the proposed transaction, (x) the ability to maintain the listing of RMG II’s securities on The Nasdaq Stock Market LLC, (xi) the price of RMG II’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which ReNew plans to operate, variations in performance across competitors, changes in laws and regulations affecting ReNew’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, including the conversion of pre-orders into binding orders, (xiii) the ability of RMG II to issue equity or equity-linked securities in connection with the transaction or in the future, (xiv) the risk of downturns in the renewable energy industry and (xv) the impact of the global COVID-19 pandemic on any of the foregoing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of ReNew Global’s proxy statement/prospectus on Form F-4, the proxy statement/prospectus discussed below, RMG II’s amendment no. 2 to its Annual Report on Form 10-K/A and other documents filed by ReNew Global or RMG II from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ReNew Global, ReNew and RMG II assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of ReNew Global, ReNew or RMG II give any assurance that ReNew Global, ReNew or RMG II will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by ReNew Global, ReNew or RMG II or any other person that the events or circumstances described in such statement are material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2021	RMG Acquisition Corporation II

	By:	/s/ Robert S. Mancini
Robert S. Mancini
Chief Executive Officer